出资转让协议书

根据股东会决议，梁德利，孙熙涛、姚立艳（转让方）与三维世通科技（大庆）有限公司（受让方）就北京三维新动力医疗科技有限公司达成出资转让协议：

1、梁德利愿意将北京三维新动力医疗科技有限公司的44万元货币出资转让给三维世通科技（大庆）有限公司；

2、三维世通科技（大庆）有限公司愿意接收梁德利在北京三维新动力医疗科技有限公司的44万元货币出资；

3、孙熙涛愿意将北京三维新动力医疗科技有限公司的40万元货币出资转让给三维世通科技（大庆）有限公司；

4、三维世通科技（大庆）有限公司愿意接收孙熙涛在北京三维新动力医疗科技有限公司的40万元货币出资；

5、姚立艳愿意将北京三维新动力医疗科技有限公司的16万元货币出资转让给三维世通科技（大庆）有限公司；

6、三维世通科技（大庆）有限公司愿意接收姚立艳在北京三维新动力医疗科技有限公司的16万元货币出资；

3、于2008年6月22日正式转让，自转让之日起，转让方对已转让的出资额不再享有股东的权利和承担股东的义务，受让方以其出资额在企业内享有股东的权利和承担股东的义务。

此协议经双方签字后生效。

转让方：(亲笔签字)

梁德利

孙熙涛

姚立艳

2008 年 3 月 16 日

受让方：（盖章）

For and on behalf of
SUNWAY WORLD THROUGH TECHNOLOGY (DAQING) CO.,LTD.
三维世通科技（大庆）有限公司

Authorised Signature(s)